Exhibit 99.1

Investor Presentation Houston, TX January 2018

© Copyright 2017 Buckeye Partners, L.P. 2 This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, expressed or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership”, “Buckeye” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. LEGAL NOTICE / FORWARD-LOOKING STATEMENTS

Last twelve months through September 30, 2017 presented in millions. See Non-GAAP Reconciliations at end of presentation. As of January 19, 2018. Includes Buckeye’s 50% equity interest in VTTI B.V. ORGANIZATIONAL OVERVIEW Domestic Pipelines & Terminals One of the largest independent liquid petroleum products pipeline and terminal operators with assets located primarily in the Northeast, Midwest and Southeast United States ~6,000 miles of pipeline with ~110 delivery locations 115 active liquid petroleum product terminals ~56 million barrels of liquid petroleum product storage capacity Global Marine Terminals(3) One of the largest networks of marine terminals located primarily in the East Coast and Gulf Coast regions of the United States as well as in the Caribbean, Northwest Europe, the Middle East and Southeast Asia 22 liquid petroleum product terminals located in key global energy hubs ~120 million barrels of liquid petroleum product storage capacity Merchant Services Markets liquid petroleum products in certain areas served by Domestic Pipelines & Terminals and Global Marine Terminals Buckeye owns and operates a diversified global network of integrated assets providing midstream logistic solutions, which generate stable and consistent cash flows LTM Adjusted EBITDA(1) - $1.1 billion Market and Financial Highlights © Copyright 2017 Buckeye Partners, L.P. 3 $558.9 $492.6 $27.7 Market Data (2) Unit Price $54.29 Market Capitalization $8 billion Yield 9.3% Financial Data (1) Adjusted EBITDA $1.1 billion Distribution per Unit (Annualized) $5.05 Distribution Coverage Ratio 0.99x Debt to Adjusted EBITDA Ratio 4.43x

SYSTEM MAP 4 © Copyright 2017 Buckeye Partners, L.P. Chicago Complex NY Harbor Caribbean Gulf Coast Global network situated across major logistics hubs U.S. Gulf Coast Chicago Complex New York Harbor The Caribbean Northwest Europe Fujairah Singapore Fujairah Singapore Northwest Europe

TRANSFORMATION SINCE 2010 5 Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) Invested over $8 Billion in Acquisitions and Internal Growth See Non-GAAP Reconciliations at end of presentation. Last twelve months through September 30, 2017. Includes VTTI acquisition of $1.15 billion funded January 4, 2017. Internal growth represents mid-point of projected capital spend. Significant Geographic Diversification From Acquisitions and Capital Investments Acquired over 75 domestic and international terminals with over 130 million bbls of storage capacity, including 50% equity interest in VTTI B.V. with assets located in key global energy hubs Created seven hubs through acquisitions and commercial efforts © Copyright 2017 Buckeye Partners, L.P. (4) (3) ~16% CAGR (2) $0.1 $0.3 $0.3 $0.3 $0.4 $0.5 $0.4 $0.3 $1.1 $1.9 $0.3 $0.9 $0.9 $1.2 $0.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2010 2011 2012 2013 2014 2015 2016 2017 In billions Internal Growth Acquisitions 92% 76% 76% 75% 70% 60% 52% 54% 23% 23% 23% 30% 37% 46% 44% 2010 2011 2012 2013 2014 2015 2016 LTM Domestic Pipelines & Terminals Global Marine Terminals Merchant Services $382.6 73% 59% 23% $487.9 $559.5 $648.8 $763.6 $868.1 $1,028.0 $1,079.2

0% 3% Refined(1) Crude Oil/Condensate Other(2) Diversified portfolio generates stable, fee-based cash flows; over 95% of our September 30 YTD Adjusted EBITDA was fee-based DIVERSIFICATION DRIVES STABILITY 6 2010 2017(3) Refined products primarily include gasoline, jet fuel, diesel and heating oil. Other products primarily include fuel oil, butane, propylene, diluent and asphalt. PRODUCT DIVERSIFICATION GROWTH OF TERMINALS REVENUE 2010 2017(3) 2017(3) AS % OF TOTAL P&T/GMT(4) AS % OF DOMESTIC P&T © Copyright 2017 Buckeye Partners, L.P. For the nine months ended September 30, 2017. Includes both Domestic Pipelines & Terminals and Global Marine Terminals segments. 97% 3% 35% 65% Pipelines Terminals 70% 30% 32% 68% 55% 45% 67% 22% 11%

International Marine Terminal Platform Immediate world-wide presence with sizeable assets in major global hubs (ARA(1), Singapore, Middle East) alongside key terminalling locations in emerging markets High quality assets consisting of retrofitted terminals and newly constructed facilities, all designed with a focus on customer optionality High Growth Business Robust growth trajectory with development projects underway including recent acquisitions in Panama and Croatia, expansions in Rotterdam and Antwerp, and the build out of a greenfield terminal project in South Asia Buckeye acquired 50% of the equity interest in VTTI B.V. (“VTTI”) from Vitol for $1.15 billion VTTI, based in the Netherlands, is an independent provider of storage and terminalling services for refined products, LPG and crude oil Focused on international terminal investments in key global energy hubs and in locations where product flows are increasing 100% of VTTI revenues are fee-based with no direct commodity price exposure Not dependent on absolute oil price levels or drilling economics to support growth © Copyright 2017 Buckeye Partners, L.P. 7 Acquisition Overview VTTI B.V. OVERVIEW VTTI Highlights Buyout of MLP Public Unitholders Vitol Partnership A partnership with Vitol, the largest independent trader of petroleum products, provides unique insight and visibility towards current and future product flows and growth opportunities Financially Attractive Investment Immediate accretion to distributable cash flow expected to grow over time Attractive long-term acquisition multiple No direct commodity price exposure Amsterdam, Rotterdam, and Antwerp. In September 2017, VTTI acquired all of the publicly held common units of VTTI Energy Partners LP at a price of $19.50 per common unit, in accordance with the definitive merger agreement signed May 8, 2017 The VTTI Energy Partners LP unitholders approved the merger on September 13, 2017 Buckeye funded its portion of the transaction (approximately $237 million) with 50% equity and 50% debt, utilizing available capacity on Buckeye’s revolver and net proceeds from a September 2017 block sale of limited partner units pursuant to its At-The-Market (“ATM”) program No remaining equity overhang The buyout simplified VTTI’s structure and is expected to enhance accretion to Buckeye

© Copyright 2017 Buckeye Partners, L.P. 8 Expand Our International Marine Terminal Platform Immediate world-wide presence with sizeable assets in key global hubs (ARA(1), Singapore, Middle East) High quality assets consisting of modernized terminals and newly constructed facilities, all designed with a focus on customer optionality Hard-to-replicate global network with superior customer optionality and multimodal capabilities to receive and deliver a wide array of petroleum products (marine, road, pipeline and rail access) Amsterdam, Rotterdam, and Antwerp. BUCKEYE’S VTTI STRATEGY 25 MMBbls < 5 MMBbls VTTI Locations Amsterdam, Netherlands Rotterdam, Netherlands Antwerp, Belgium Fujairah, UAE Johor, Malaysia Buenos Aires, Argentina Cape Canaveral, Florida Ventspils, Latvia Kaliningrad, Russia Lagos, Nigeria Cape Town, South Africa Vasiliko, Cyprus Mombasa, Kenya Ploce, Croatia Panama City, Panama Terminal Location & Capacity Summary VTTI delivers a complementary geographically diverse footprint that provides Buckeye with immediate access to new markets on a scale that would be difficult to replicate organically Bahamas Puerto Rico St. Lucia Corpus Christi New York Harbor Buckeye Global Marine Terminals Locations Region / Location VTTI's Ownership Interest Gross Capacity (MMBbls) Amsterdam, Netherlands 100% 8.7 Rotterdam, Netherlands 90% 7.0 Antwerp, Belgium 100% 6.1 Northwest Europe Hub / ARA 21.8 Fujairah, United Arab Emirates 90% 10.1 Middle East Shipping Hub 10.1 Johor, Malaysia 100% 7.3 Singapore Harbor Hub 7.3 Europe / Latvia 49% 7.5 Europe / Cyprus 100% 3.4 Europe / Russia 100% 0.3 Europe / Croatia 70% 0.3 North America / Florida 100% 2.9 South America / Argentina 100% 1.4 Central America / Panama 75% 1.4 Africa / Kenya 100% 0.7 Africa / Nigeria 50% 0.1 Africa / South Africa 70% 0.8 Other 18.8 Total VTTI 58.0 Region / Location Buckeye's Ownership Interest Gross Capacity (MMBbls) Buckeye Caribbean 100% 40.4 Buckeye New York Harbor 100% 15.1 Buckeye Corpus Christi 80% 6.7 Total Buckeye Global Marine 62.2 Combined Buckeye Global Marine & VTTI 120.2

RECENT DEVELOPMENTS AND QUARTERLY HIGHLIGHTS 9 Domestic Pipelines & Terminals Contributions from increased pipeline and terminal throughput volumes during the quarter Growth was partially offset by the termination of the Albany crude-by-rail contract and the associated buy-out payment in Q3 2016 Global Marine Terminals Continue to recognize solid contributions from recent acquisition of 50% equity interest in VTTI Improved operating performance at Buckeye Texas Partners, despite a three day shutdown caused by Hurricane Harvey Decline in capacity utilization as a result of the exit of a long-term customer and evolving market dynamics Continue to focus on recontracting efforts and facility modifications that will better align storage capabilities with customer demand Merchant Services Higher rack margins and increased volumes due to stronger demand in the markets we serve Continued benefit from disciplined business strategy to improve supply management and optimize assets Demonstrated continued success of diversification strategy and quality of Buckeye commercial, technical and operating teams Third quarter 2017 declared distribution maintained at same level as prior quarter See Non-GAAP Reconciliations at end of presentation. © Copyright 2017 Buckeye Partners, L.P. Quarterly Adjusted EBITDA Performance(1) Buckeye Perth Amboy Dock $244.5 $244.6 $256.6 $271.7 $255.1 $277.5 $269.2 $277.3 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17

2017 spend of approximately $260-280 million Available liquidity on revolver(1) $815 million Debt to adjusted EBITDA ratio(2) 4.43x LOOKING FORWARD 10 Consistent and predictable fee-based cash flows across diversified global asset platform Domestic system is primarily demand-pull, with multiple supply options Buckeye has limited direct commodity exposure Enhanced diversification through expanded customer base and integration of global network of petroleum logistics assets Attractive growth opportunities at VTTI Robust backlog of potential capital projects Limited counterparty non-performance risk Equity overhang addressed with September 2017 block sale of limited partner units pursuant to its ATM program Market-based tariffs represent significant portion of pipeline revenue(1): As of September 30, 2017. Last twelve months through September 30, 2017. See Non-GAAP Reconciliations at end of presentation. Debt was repaid in full in July 2017 using funds available under Buckeye’s credit facility. Includes September 30, 2017 balance on revolving credit facility of $685 million, which matures in 2021. © Copyright 2017 Buckeye Partners, L.P. (4) (3) Key considerations in Buckeye’s distribution policy: Growth Capital Spend Debt Maturities Over Next Five Years Distribution Outlook At current yield, Buckeye believes that greater unitholder value can be generated by maintaining its distribution rate and retaining capital rather than continuing distribution growth. While distribution decisions are made on a quarterly basis, Buckeye has never cut its distribution and has no intention to do so now. 47% 42% 11% MARKET-BASED FERC INDEX OTHER $700M $525M $1,335M - 200 400 600 800 1,000 1,200 1,400 2017 2018 2019 2020 2021 $ iIn Millions

11 © Copyright 2017 Buckeye Partners, L.P. Permian Basin is one of the most prolific oil producing areas in the world Takeaway capacity from this basin is expected to be constrained as early as 2019 Existing pipeline infrastructure largely targets the Houston market and is creating additional bottlenecks Corpus Christi represents a more efficient path to market and a compelling alternative to the Houston/Beaumont area refining and terminal complex Buckeye launched a binding open season in December 2017 in connection with construction of a ~600-mile long-haul pipeline with origination points in Wink, Midland, Gardendale and Crane, Texas to Buckeye Texas Partners (“BTP”) facilities in Corpus Christi and to destinations in Ingleside and Houston, Texas Total expected capacity of up to 600,000 barrels per day with multiple quality segregations Possible construction of a crude oil pipeline header system in Corpus Christi (the “Buckeye Texas Market Center” or “BTMC”), providing fully integrated connectivity between long-haul pipelines and Corpus Christi destinations, including major refineries Permian Crude Supply/Demand Balance(1) Permian crude supply/demand balances sourced from various Wall Street analyst reports and company presentations/press releases. GROWTH CAPITAL PROJECTS DEVELOPMENT OF SOUTH TEXAS GATEWAY DISTRIBUTION CAPABILITIES Buckeye is positioned to benefit from new project development as well as expansion of service from growing volumes of crude oil production 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 MBbls/d Refineries Basin (PAA/EPD) Centurion (OXY) Longhorn (MMP) PELA (SXL) West Texas Gateway (ETP) West Texas Gulf (SXL) Permian Express II (SXL) BridgeTex (PAA/MMP) Cactus (PAA) Midland-Sealy (EPD) Delaware to Cushing (PAA) CS (Jan 2018) RBC (Dec 2017) GS (Dec 2017) Genscape (Oct 2017) TPH (Sept 2017)

GROWTH CAPITAL PROJECTS MICHIGAN/OHIO EXPANSION 12 Michigan/Ohio Expansion Benefits Midwest refineries have been steadily increasing production of lower-cost gasoline and diesel Provides safe and reliable pipeline option for Midwestern refiners to move lower-cost fuels eastward to meet consumer demand Increases Pennsylvania's access to domestically produced fuels decreasing dependence on costly imports Provides Pennsylvania consumers with access to Midwestern supply, historically less expensive than product sourced from the East Coast © Copyright 2017 Buckeye Partners, L.P. Michigan/Ohio Expansion – Phase One Complete Secured 10-yr shipper commitments from major oil companies totaling 50,500 barrels per day Volumes ramped up during 2017, with full earnings contribution achieved in late 2017 Michigan/Ohio Expansion – Phase Two Expected to further expand Buckeye’s capabilities to move refined product barrels from Midwestern refineries to Pittsburgh and Central Pennsylvania destinations to satisfy shipper demand Includes partial reversal of Buckeye’s Laurel Pipeline to move product from Pittsburgh into Central Pennsylvania Delivery capacity of petroleum products to Pittsburgh area destination and to the Altoona area will increase by a total of approximately 40,000 barrels per day Completed a successful open season with 10-year shipper commitments Continue to move through the regulatory approval process; a decision by the Pennsylvania Public Utility Commission is expected in mid-2018 Expected completion by the end of 2018 Pipeline construction for Michigan/Ohio Expansion

GROWTH CAPITAL PROJECTS 13 © Copyright 2017 Buckeye Partners, L.P. GLOBAL MARINE TERMINALS New York Harbor Further enhance competitive position by improving the facilities’ interconnectivity, marine handling, blending and pipeline takeaway capabilities along with incremental storage capacity Multiple storage, distribution, processing and export projects under evaluation to support long-term growth Caribbean Butane blending services and onshore storage at Buckeye Bahamas Hub Converting approximately 2 million barrels of capacity to handle a wider spectrum of products Projects to further capability to handle specialty crude products VTTI VTTI is progressing with assessments of various acquisition and expansion options in the Americas, Europe, and Asia DOMESTIC PIPELINES & TERMINALS Expansion of Jacksonville, FL terminal to increase throughput capacity and provide ethanol by rail capabilities Further expand storage, throughput capacity and service capabilities in the Chicago Complex to support growing needs of major Midwestern refinery customers Increasing ethanol and butane blending capabilities at the Southeast terminals Expanding and creating an integrated Pittsburgh Complex between our Pittsburgh, Coraopolis and recently acquired Indianola terminal Reconfiguring the Albany, NY terminal to support a refined products rail and truck rack business Expanding Cincinnati terminal to facilitate access to pipeline-sourced products Assessing opportunities for LPG storage across Buckeye’s footprint Equity portion of anticipated growth capital project spending has been pre-funded by the September 2017 block sale of limited partner units pursuant to the ATM program Eliminated need for additional equity offerings through mid-2018

INVESTMENT SUMMARY 14 Buckeye Texas Partners condensate splitters Buckeye Bayonne Terminal Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile and depressed commodity price environment Predominantly fee-based cash flows from our transportation, terminal throughput, storage and processing activities Significant geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects 50% equity interest in VTTI establishes immediate worldwide presence in one of the largest independent global marine terminal businesses with attractive growth profile Lower cost of capital realized from elimination of GP IDRs Important differentiation from many MLP peers Committed to maintaining an investment grade credit rating Exposure to counterparty non-performance is limited Empowered, commercially focused and team-oriented employees accountable and incentivized to deliver results Uninterrupted distributions to our unitholders each quarter for the past 30 years © Copyright 2017 Buckeye Partners, L.P.

FINANCIAL OVERVIEW

Cash Distributions per Unit – Declared(2) FINANCIAL PERFORMANCE 16 Adjusted EBITDA (in millions)(1)(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. Last twelve months through September 30, 2017. See Non-GAAP Reconciliations at end of presentation. Distributable cash flow divided by cash distributions declared for the respective periods. Debt to Adjusted EBITDA Ratio(2) © Copyright 2017 Buckeye Partners, L.P. $5.013 $648.8 $763.6 $868.1 $1,028.0 $1,079.2 2015 2014 2013 2016 LTM 0.99x 0.96x 1.02x 1.09x 0.99x 2015 2014 2013 2016 LTM $4.275 $4.475 $4.675 $4.875 2014 2016 2013 2015 LTM 5.09x 4.63x 4.43x 4.10x 4.43x 2015 2014 2013 2016 LTM

NON-GAAP RECONCILIATIONS

Adjusted EBITDA and distributable cash flow are measures not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, further adjusted to exclude certain non-cash items, such as non-cash compensation expense; transaction, transition, and integration costs associated with acquisitions; certain gains and losses on foreign currency transactions and foreign currency derivative financial instruments, as applicable; and certain other operating expense or income items, reflected in net income, that we do not believe are indicative of our core operating performance results and business outlook, such as hurricane-related costs, gains and losses on property damage recoveries, and gains and losses on asset sales. We define distributable cash flow as Adjusted EBITDA less cash interest expense, cash income tax expense, and maintenance capital expenditures, that are incurred to maintain the operating, safety, and/or earnings capacity of our existing assets, plus or minus realized gains or losses on certain foreign currency derivative financial instrument, as applicable. These definitions of Adjusted EBITDA and distributable cash flow are also applied to our proportionate share in the Adjusted EBITDA and distributable cash flow of significant equity method investments, such as that in VTTI, B.V. (“VTTI”), and are not applied to our less significant equity method investments. The calculation of our proportionate share of the reconciling items used to derive these VTTI performance metrics is based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which are immaterial. These adjustments include gains and losses on foreign currency derivative financial instruments used to hedge VTTI’s United States dollar denominated distributions which are excluded from Adjusted EBITDA and included in distributable cash flow when realized. Adjusted EBITDA and distributable cash flow are non-GAAP financial measures that are used by our senior management, including our Chief Executive Officer, to assess the operating performance of our business and optimize resource allocation. We use Adjusted EBITDA as a primary measure to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities. We use distributable cash flow as a performance metric to compare cash-generating performance of Buckeye from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. Distributable cash flow is not intended to be a liquidity measure. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income. This presentation references forward-looking estimates of Adjusted EBITDA investment multiples projected, to be generated by the investment in VTTI. A reconciliation of estimated Adjusted EBITDA to GAAP net income is not provided because GAAP net income generated by the investment for the applicable periods is not accessible. In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the operations of the partnership with VTTI without unreasonable effort. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the 50 percent interest in the partnership with Vitol is not accessible or estimable at this time. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA. © Copyright 2017 Buckeye Partners, L.P. 18 NON-GAAP FINANCIAL MEASURES

NON-GAAP RECONCILIATIONS(1) In millions, except ratios 19 Amounts may not recalculate due to rounding. 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. Adjusted EBITDA by segment reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013 and December 2015. Last twelve months through September 30, 2017. Net income in 2013, 2014 and 2015 excludes losses from Discontinued Operations. Represents costs incurred at our BBH facility in the Bahamas, Yabucoa Terminal in Puerto Rico, Corpus Christi facilities in Texas, and certain terminals in Florida, as a result of Hurricanes Harvey, Irma and Maria, which occurred in August and September 2017, as well as Hurricane Matthew, which occurred in October 2016, consisting of operating expenses and write-offs of damaged long-lived assets. The calculation of our proportionate share of the reconciling items used to derive these VTTI performance metrics is based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which are immaterial. Represents cash distributions declared for LP Units and for distribution equivalent rights with respect to certain unit-based compensation awards (“DERs”) outstanding as of each respective period. Amount for 2017 reflects estimated cash distributions for LP Units and DERs for the quarter ended September 30, 2017. © Copyright 2017 Buckeye Partners, L.P. 2013 2014 2015 2016 LTM (4) Adjusted EBITDA (2)(3) : Domestic Pipelines & Terminals $486.5 $532.1 $522.2 $568.4 $558.9 Global Marine Terminals 149.7 239.6 323.9 427.2 492.6 Merchant Services 12.6 (8.1) 22.0 32.4 27.7 Adjusted EBITDA $648.8 $763.6 $868.1 $1,028.0 $1,079.2 Reconciliation of Net Income to Adjusted EBITDA and Distributable Cash Flow (2) : Net income (5) $351.6 $334.5 $438.4 $548.7 $471.8 Less: Net income attributable to non-controlling interests (4.2) (1.9) (0.3) (13.1) (11.7) Net income attributable to Buckeye Partners, L.P. 347.4 332.6 438.1 535.6 460.1 Add: Interest and debt expense 130.9 171.2 171.3 194.9 219.7 Income tax expense 1.1 0.5 0.9 1.5 2.3 Depreciation and amortization 147.6 196.4 221.3 254.7 262.4 Non-cash unit-based compensation expense 21.0 21.0 29.3 33.3 36.2 Acquisition and transition expense 11.8 13.0 3.1 8.2 11.0 Litigation contingency reserve - 40.0 15.2 - - Hurricane-related costs (6) - - - 16.8 21.6 Proportionate share of Adjusted EBITDA for the equity method investment in VTTI - - - - 90.8 Less: Amortization of unfavorable storage contracts (11.0) (11.1) (11.1) (6.0) - Gains on property damage recoveries - - - (5.7) (4.6) Gain on sale of ammonia pipeline - - - (5.3) (5.3) Earnings from the equity method investment in VTTI (7) - - - - (15.1) Adjusted EBITDA $648.8 $763.6 $868.1 $1,028.0 $1,079.2 Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other (122.4) (156.7) (154.5) (178.1) (202.3) Income tax (expense) benefit, excluding non-cash taxes (0.7) (0.7) (1.6) 0.3 0.0 Maintenance capital expenditures (71.5) (79.4) (99.6) (129.7) (153.7) Proportionate share of VTTI’s interest expense, current income tax expense, realized foreign currency derivative gains and losses and maintenance capital expenditures - - - - (28.9) Add: Hurricane-related maintenance capital expenditures - - - 6.1 19.4 Distributable cash flow $454.2 $526.8 $612.4 $726.6 $713.7 Distributions for coverage ratio (8) $456.5 $549.5 $603.2 $664.2 $717.5 Coverage Ratio 0.99x 0.96x 1.02x 1.09x 0.99x Reconciliation of Debt to Adjusted EBITDA Ratio: Line of credit $226.0 $166.0 $111.5 - $185.4 Long-term debt 3,075.2 3,368.6 3,732.8 4,217.7 4,593.6 Total debt $3,301.2 $3,534.6 $3,844.3 $4,217.7 $4,779.0 Adjusted EBITDA $648.8 $763.6 $868.1 $1,028.0 $1,079.2 Debt to Adjusted EBITDA Ratio 5.09x 4.63x 4.43x 4.10x 4.43x